                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                               QUINTALINUX LIMITED
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):
[x]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.
         1) Title of each class of securities to which transaction applies:

                  ------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:

                  ------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  ------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  ------------------------------------------------------

         5)       Total fee paid:

                  ------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  ------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

                  ------------------------------------------

         3)       Filing Party:

                  ------------------------------------------

         4)       Date Filed:

                  ------------------------------------------

                               QUINTALINUX LIMITED
                          SUITE 1404-1406, DEVON HOUSE,
                         979 KING'S ROAD, TAIKOO PLACE,
                             ISLAND EAST, HONG KONG
                               (011) 852-2904-0303


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD FRIDAY, APRIL 20, 2001

To Our Shareholders:

         PLEASE TAKE NOTICE that our annual meeting of shareholders will be held at our offices at Suite 1404-1406, Devon House, 979 King's Road, Taikoo Place, Island East, Hong Kong, on Friday, April 20, 2001, at 11:00 a.m., local time, for the following purposes:

         1. To elect eleven directors to hold office for the term specified in the proxy statement or until their successors are elected and qualified;

         2. To approve the establishment of our 2001 stock compensation plan for the benefit of our officers, directors, employees and advisors (the "2001 Stock Compensation Plan Proposal"); and

         3. To transact such other business as may properly come before the meeting or any adjournment.

         The board of directors has fixed the close of business on March 6, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment.

         A proxy statement which describes the foregoing proposals and a form of proxy accompany this notice.

                                            By Order of the Board of Directors

                                            David C.V. Lee
                                            Chief Executive Officer
Dated: March 20, 2001

                                    IMPORTANT

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE EXECUTE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE WHICH REQUIRES NO POSTAGE. IF YOU GRANT A PROXY, YOU MAY REVOKE IT AT ANY TIME PRIOR TO THE MEETING. ALSO, WHETHER OR NOT YOU GRANT A PROXY, YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.

                               QUINTALINUX LIMITED
                          SUITE 1404-1406, DEVON HOUSE,
                         979 KING'S ROAD, TAIKOO PLACE,
                             ISLAND EAST, HONG KONG


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD FRIDAY, APRIL 20, 2001


                              SOLICITATION OF PROXY

         The accompanying proxy is solicited on behalf of the board of directors of QUINTALINUX LIMITED for use at our annual meeting of shareholders to be held at our offices at Suite 1404-1406, Devon House, 979 King's Road, Taikoo Place, Island East, Hong Kong, on Friday, April 20, 2001, and at any adjournment. In addition to mail, proxies may be solicited by personal interview, telephone or telegraph by our officers, directors and other employees, who will not receive additional compensation for such services. We may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse them at the rates suggested by the New York Stock Exchange. We will bear the cost of this solicitation of proxies, which is expected to be nominal. Proxy solicitation will commence with the mailing of this proxy statement on or about March 20, 2001.

         Execution and return of the enclosed proxy will not affect your right to attend the meeting and to vote in person. If you execute a proxy, you still retain the right to revoke it at any time prior to exercise at the meeting. A proxy may be revoked by delivery of written notice of revocation to our Secretary, by execution and delivery of a later proxy or by voting the shares in person at the meeting. A proxy, when executed and not revoked, will be voted in accordance with its instructions. If there are no specific instructions, proxies will be voted "FOR" the election as directors of those nominees named in the proxy statement, "FOR" the proposal to approve the establishment of the 2001 Stock Compensation Plan, and in accordance with his best judgment on all other matters that may properly come before the meeting.

         The enclosed form of proxy provides a method for you to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy. If you wish to grant authority to vote for all nominees, check the box marked "FOR." If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD." If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked "FOR" and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the proxy in the space provided.

                               PURPOSE OF MEETING

         As stated in the notice of annual meeting of shareholders accompanying this proxy statement, the business to be conducted and the matters to be considered and acted upon at the meeting are as follows:

         1. To elect eleven directors to hold office for the term specified or until their successors are elected and qualified;

         2. To approve the establishment of our 2001 stock compensation plan for the benefit of our officers, directors, employees and advisors (the "2001 Stock Compensation Plan Proposal"); and

         3. To transact such other business as may properly come before the meeting or any adjournment.


                                VOTING AT MEETING

         Our voting securities consist solely of common stock, $.01 par value per share.

         The record date for shareholders entitled to notice of and to vote at the meeting is the close of business on March 6, 2001, at which time we had outstanding and entitled to vote at the meeting 9,500,000 shares of common stock. Shareholders are entitled to one vote, in person or by proxy, for each share of common stock held in their name on the record date. Shareholders representing a majority of the common stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.

         The election of directors and approval of the 2001 Stock Compensation Plan Proposal each will require the affirmative vote of the holders of a majority of the common stock present or represented by proxy at the meeting and entitled to vote thereon. Cumulative voting for directors is not authorized and proxies cannot be voted for more than eleven nominees.


                                 STOCK OWNERSHIP

         The following table sets forth the number of shares of our common stock owned beneficially as of September 1, 2000 by:

         o each person known by us to have owned beneficially more than ten percent of our shares then outstanding;

         o        by each of our current officers and directors; and

         o        by all of our current officers and directors as a group.

         This information gives effect to securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended. As far as is known to our management, no person owned beneficially more than ten percent of our outstanding shares of common stock as of September 1, 2000 except as set forth below.

                                                                                     NUMBER       PERCENT
NAME OF BENEFICIAL HOLDER                                                      SHARES BENEFICIALLY OWNED
-------------------------                                                     ----------------------------

CHU Tat...................................................................          4,824,000       50.8
Perick LI Wai Ho..........................................................          3,054,000       32.1
David LEE Chai Ve.........................................................                  0          0
CHIU Wai Ching............................................................                  0          0
CHAN Kin Hang.............................................................             60,000          *
Frank BLEACKLEY...........................................................                  0          0
CHEUNG Kwok Ho, Richard...................................................                  0          0
Ryoji SHIKIBA.............................................................                  0          0
CHAN Sai Keung............................................................                  0          0
Samuel YUNG Wing Ki.......................................................                  0          0
Fernando MARCHITELLI......................................................                  0          0
All directors and executive officers as a group (11 persons)..............          7,938,000       83.6

----------

*        Represents less than 1% of the outstanding common stock.

         Mr. Chu's 4,824,000 shares are held as follows: 2,000,000 shares are owned of record by Asian Progress Holdings Limited, a British Virgin Islands corporation which is solely owned by Mr. Chu. Mr. Chu is also deemed to own 2,824,000 shares of the 3,878,000 shares owned of record by Muehl Products & Service Asia Limited, a British Virgin Islands corporation which is 73% owned by Mr. Chu.

         Mr. Li's 3,054,000 shares are held as follows: 2,000,000 shares are owned of record by Oceanic Land Holdings Limited, a British Virgin Islands corporation which is solely owned by Mr. Li. Mr. Li is also deemed to own 1,054,000 shares of the 3,878,000 shares owned of record by Muehl Products & Service Asia Limited, a British Virgin Islands corporation which is 27% owned by Mr. Li.


                               BOARD OF DIRECTORS

         Our board of directors has the responsibility for establishing broad corporate policies and for our overall performance, although it is not involved in day-to-day operating details. The board meets regularly throughout the year, including the annual organization meeting following the annual meeting of shareholders, to review significant developments affecting us and to act upon matters requiring board approval. It also holds special meetings as required from time to time when important matters arise requiring board action between scheduled meetings.

         We have established an audit committee, which consists of Messrs. Chan, Yung and Marchitelli. Its functions are to:

         o recommend annually to the board of directors the appointment of our independent public accountants;

         o discuss and review the scope and the fees of the prospective annual audit and review the results with the independent public accountants;

         o review and approve non-audit services of the independent public accountants;

         o review compliance with our existing accounting and financial policies;

         o        review the adequacy of our financial organization; and

         o review our management's procedures and policies relative to the adequacy of our internal accounting controls and compliance with U.S. federal and state laws relating to financial reporting.

         We do not have a nominating committee. The functions customarily attributable to a nominating committee are performed by our board of directors as a whole.

         Since our initial public offering on August 9, 2000, no director attended fewer than 75 percent of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which he served.

         Each non-employee director is compensated separately for service on the board and is reimbursed for expenses to attend board meetings.


                              ELECTION OF DIRECTORS

         At the meeting, eleven directors are to be elected. Each director will be elected for a one-year term or until his successor is elected and qualified.

         Shares represented by properly executed proxies will be voted, in the absence of contrary indication or revocation by the shareholder granting such proxy, in favor of the election of the persons named below as directors. The person named as proxy has been designated by management and intends to vote for the election to the board of directors of the persons named below, each of whom now serves as a director. If any nominee is unable to serve as a director, the shares represented by the proxies will be voted, in the absence of contrary indication, for any substitute nominee that management may designate. We know of no reason why any nominee would be unable to serve. The information presented about the nominees was obtained in part from the respective persons, and in part from our records.

NOMINEES FOR ELECTION AS DIRECTORS

                     NAME                         AGE     POSITION
                     ----                         ---     --------
CHU Tat......................................     44      Chairman
Perick LI Wai Ho.............................     45      Vice-Chairman
David LEE Chai Ve............................     52      Chief Executive Officer and Director
CHIU Wai Ching...............................     37      Chief Financial Officer and Director
CHAN Kin Hang................................     37      Director
Frank BLEACKLEY..............................     64      Director
CHEUNG Kwok Ho, Richard......................     47      Director
Ryoji SHIKIBA................................     36      Director
CHAN Sai Keung...............................     45      Non-executive Director
Samuel YUNG Wing Ki..........................     42      Non-executive Director
Fernando MARCHITELLI.........................     61      Non-executive Director

         None of our directors and officers was selected pursuant to any agreement or understanding with any other person. There is no family relationship between any of our directors or executive officers and any other director or executive officer.

         MR. CHU TAT is our chairman. He is one of our founders and has over 15 years of experience in interior design and contracting business. He is mainly responsible for our strategic planning and business development of contracting projects in Hong Kong and China. Mr. Chu holds a Diploma in Architecture Studies from the Hong Kong Polytechnic University.

         MR. PERICK LI WAI HO is our vice-chairman and one of our founders. He has over 16 years of experience in the field of interior contracting works. He is mainly responsible for our business development and strategic planning. Mr. Li also serves as a director of Intermost Corporation (OTC BB: IMOT).

         MR. DAVID LEE CHAI VE has served as our chief executive officer since April 1999 and as a director since August 28, 2000. He joined us in 1998. Mr. Lee is mainly responsible for our strategic management as well as our design and engineering team for the electronic display system. From 1996 to 1998, Mr. Lee was deputy managing director of MetalWall Co., Ltd., a designer and manufacturer of metal wall cladding and metal ceiling systems. From 1994 to 1995, he served as deputy-managing director of Good Prominent Engineering Company Limited, in charge of the supply and installation of lighting systems and advertising display boards. Mr. Lee received a bachelor of architecture degree from Kent State University in 1977 and is a member of the California State Board of Architectural Examiners and American Institute of Architecture--LA Chapter and Washington Chapter.

         MS. CHIU WAI CHING has served as our accountant since 1986 and was appointed as a director and our chief financial officer in June 1999. She is mainly responsible for our financial planning and management.

         MR. CHAN KIN HANG has served as a director since June 1999. Mr. Chan worked for a systems integrator as a senior manager from June 1996 to June 1998 and is now a director of BA Consulting (Hong Kong) Limited and the Managing Director of Linux System Solution Limited. Mr. Chan earned a bachelor of engineering degree in civil engineering and a masters of science degree in computer data processing from the University of Ulster, U.K. and a masters of business administration from the University of South Australia. Mr. Chan directs our information technology division and is mainly responsible for the business development and strategic management of Linux System Solution Limited.

         MR. FRANK BLEACKLEY has served as a director since August 28, 2000. He worked for the Chubb Group, a leading security and fire protection company headquartered in the United Kingdom, from October 1972 until his retirement in January 2000. Mr. Bleackley was appointed managing director of Chubb Hong Kong Limited in 1986 and managing director of Chubb China Holdings Limited in 1993. Mr. Bleackley directs our systems technology division, which includes our Uni-Zone Holdings Limited and Good Prominent Technology Company Limited subsidiaries.

         MR. CHEUNG KWOK HO, RICHARD has served as a director since August 28, 2000. He had worked for Samson Wong & Associates Property Consultancy Limited since 1998 as an associate director. Mr. Cheung is a chartered building surveyor. Prior to 1998, he was a director and partner of Prudential Surveyors International Limited for seven years with responsibilities including town planning, interior design, project management, interior decoration, licensing and condition surveys. Mr. Cheung directs our construction technology division, which consists of our three construction contracting subsidiaries: Interact Contracting Company Limited, Interact (China) Design and Contracting Company Limited, and Pado Contracting Company Limited. He received a bachelor of science degree in building surveying from Leicester Polytechnic.

         MR. RYOJI SHIKIBA has served as a director since August 28, 2000. He has worked for Uchida Yoko Co., Ltd., a company involved in the sales and marketing of office furniture, since

1988 as sales executive (1988 - 1992), sales manager (1992 - 1995) and managing director (1995 - present). Mr. Shikiba directs our business development efforts in Japan, including evaluating and forming strategic alliances with Japanese companies whose products and/or services offer us an opportunity to further strengthen our business lines. He received a bachelor degree in applied physics from Tokai University.

         MR. CHAN SAI KEUNG has served as a non-executive director since June 1999. Mr. Chan received a law degree from the University of Southampton, U.K. in 1978 and is a practicing attorney and partner in Liau, Ho & Chan, Hong Kong, and an appointed Attesting Officer of the People's Republic of China. Mr. Chan also serves as a director of Intermost Corporation (OTC BB: IMOT).

         MR. SAMUEL YUNG WING KI has served as a non-executive director since June 1999. Mr. Yung is a district director of American International Assurance Co. (Bermuda) Ltd. since 1989. He has over 17 years of experience in the insurance industry. He received "The Outstanding Young Persons Award" of Hong Kong in November 1994 and sits on a number of fund raising committees for several major charitable organizations. He is also an independent non-executive director of Group Sense (International) Ltd., a listed company in Hong Kong.

         MR. FERNANDO MARCHITELLI has served as a non-executive director since June 1999. Mr. Marchitelli has been the chairman of Arotex Far East Ltd. since 1973 and has over 29 years of experience in manufacturing and trading in Asia. Mr. Marchitelli received a bachelor of arts degree in economics from the City College of the City University of New York in 1968.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The aggregate compensation paid by us to all of our directors and executive officers as a group for the fiscal years ended March 31, 1999 and 2000, for services in all capacities, was HK$1,205,000 (US$155,484) and HK$1,174,000 (US$151,484). During the fiscal years ended March 31, 1999 and 2000, we did not contribute any amount toward the pension plans of our directors and executive officers.

EXECUTIVE SERVICE CONTRACT

         We have entered into employment agreements with Mr. Chu, Mr. Li and Mr. Lee for a period of three years ending July 31, 2003 at annual salaries of HK$2,730,000 (US$352,258), HK$2,730,000 (US$352,258) and HK$1,080,000
(US$139,355). Their remuneration packages include benefits with respect to a motor car. In addition, they are entitled to an annual management bonus of a sum to be determined by the board at its absolute discretion having regard for our operating results and their performance during the relevant financial year. The amount payable to them will be decided by majority decision of the members of the board present in the meeting called for that purpose, provided that each of them will abstain from voting and not be counted in the quorum in respect of the resolution regarding the amount payable to them.


         THE BOARD OF DIRECTORS RECOMMENDS TO THE SHAREHOLDERS THAT THEY VOTE "FOR" THE ELECTION OF ALL ELEVEN NOMINEES.

                              CERTAIN TRANSACTIONS

         Mr. Chu was the sole shareholder of each of Interact Contracting Company Limited; Interact (China) Design and Contracting Company Limited; and Uni-Zone Holdings Limited, which are all referred to as the Tat Group. On November 5, 1999, we entered into a share exchange agreement with Mr. Chu, the sole shareholder of the Tat Group. On November 19, 1999, we issued to Mr. Chu a total of 4,815,000 of our shares as follows: 1,991,000 shares to Asian Progress Holdings Limited and 2,824,000 shares to Muehl Products & Service Asia Limited, in exchange for all of the outstanding common stock of each of the companies comprising the Tat Group.

         Mr. Li was the sole shareholder of each of Pado (Holdings) Limited, which owns all of the outstanding shares of its two subsidiaries, Pado Contracting Company Limited and Good Prominent Engineering Company Limited; Good Prominent Technology Company Limited; and Good Prominent Trading Limited, which are all referred to as the Li Group. On November 5, 1999, we entered into a share exchange agreement with Mr. Li, the sole shareholder of the Li Group. On November 19, 1999, we issued to Mr. Li a total of 2,985,000 of our shares as follows: 1,931,000 shares to Oceanic Land Holdings Limited and 1,054,000 shares to Muehl Products & Service Asia Limited, in exchange for all of the outstanding common stock of each of the companies comprising the Li Group.

         Asian Progress Holdings Limited is a limited liability company incorporated in the British Virgin Islands and is wholly owned by Mr. Chu. Oceanic Land Holdings Limited is a limited liability company incorporated in the British Virgin Islands and is wholly owned by Mr. Li. Muehl Products & Service Asia Limited is a limited liability company incorporated in the British Virgin Islands whose issued and outstanding shares are owned 73% by Mr. Chu and 27% by Mr. Li.

         On November 11, 1999, we entered into share exchange agreements with three of the shareholders of Linux System Solution Limited, including two of our directors, Mr. Li and Mr. Kin Chan. On November 24, 1999, we issued to each of Mr. Chan, Oceanic Land Holdings Limited on behalf of Mr. Li, and Liu Chuk Wang, Ray 60,000 shares of our common stock, totaling 180,000 shares, in exchange for their combined 72.5% equity interest in Linux System Solution Limited.

         On March 6, 2000, the amount owing to the Tat Group from Mr. Chu and his related companies amounted to HK$25,487,000 (US$3,289,000) and was fully repaid by transferring legal title of a Class A residential property and a commercial property located in Hong Kong to the Tat Group. The parties agreed that the fair market value of these properties at August 19, 1999 as valued by an independent professional valuer was HK$27,000,000 (US$3,484,000) and being used to record as the consideration for the transfer.

         On December 28, 1999, Mr. Li reduced the amount owing from him to the Li Group by HK$11,625,000 (US$1,500,000) to HK$3,060,000 (US$395,000) by
transferring good title to us of 400,000 shares of Intermost Corporation (OTC
BB: IMOT) valued by an independent valuer at US$3.75 per share. In addition, on January 26, 2000, one of Mr. Li's related companies repaid an aggregate of HK$12,000,000 (US$1,549,000) to us as a settlement of debt owing to the Li Group.

               ADDITIONAL MATTER TO BE VOTED UPON BY SHAREHOLDERS

                    THE 2001 STOCK COMPENSATION PLAN PROPOSAL

         Effective January 22, 2001, our board of directors adopted and approved the 2001 Stock Compensation Plan subject to shareholder approval. The purpose of the plan is to:

         o encourage ownership of our common stock by our officers, directors, employees and advisors;

         o provide additional incentive for them to promote our success and business; and

         o encourage them to remain in our employ by providing them an opportunity to benefit from any appreciation of our common stock through the issuance of stock options.

         Options granted pursuant to the plan constitute either incentive stock options within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended, or options which constitute non-qualified options at the time of issuance of such options.


         THE BOARD OF DIRECTORS RECOMMENDS TO THE SHAREHOLDERS THAT THEY VOTE "FOR" THE ESTABLISHMENT AND ADOPTION OF THE 2001 STOCK COMPENSATION PLAN.


         The plan provides that incentive stock options and non-qualified stock options may be granted to our officers, directors, employees and advisors selected by the compensation committee. A total of 2,000,000 shares of common stock would be authorized and reserved for issuance under the plan, subject to adjustment to reflect changes in our capitalization in the case of a stock split, stock dividend or similar event. The compensation committee would have the sole authority to interpret the plan and to make all determinations necessary or advisable for administering the plan, including but not limited to:

         o        who shall be granted options under the plan;

         o        the term of each option;

         o        the number of shares covered by such option;

         o whether the option shall constitute an incentive option or a non-qualified option;

         o the exercise price for the purchase of the shares of common stock covered by the option, provided that the exercise price for any incentive option must be at least equal to the fair market value of the shares as of the date of grant of such option;

         o        the period during which the option may be exercised;

         o whether the right to purchase the number of shares covered by the option shall be fully vested on issuance of the option so that such shares may be purchased in full at one time or whether the right to purchase such shares shall become vested over a period of time so that such shares may only be purchased in installments; and

         o        the time or times at which the options shall be granted.

         Except in the case of disability or death, no option shall be exercisable after an optionee who is an employee ceases to be employed; provided, however, that the compensation committee has the right to extend the exercise period following the date of termination of such optionee's employment. If an optionee's employment is terminated by reason of death or disability, the compensation committee may extend the option term following the date of termination of the optionee's employment. Upon the exercise of the option, the exercise price must be paid in full either in cash, shares of our stock or a combination.

         As of this date, we have not granted any options under the plan.

         If any option to purchase reserved shares is not exercised by an optionee for any reason or if such option to purchase shall terminate as provided by the plan, such shares which have not been so purchased shall again become available for the purposes of the plan unless the plan shall have been terminated.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         A representative of Moores Rowland, Hong Kong is expected to attend the meeting and will have the opportunity to make a statement if he or she so desires. This representative will be available to respond to appropriate shareholder questions at that time.


                   PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
                     AT NEXT ANNUAL MEETING OF SHAREHOLDERS

         Any shareholder of record who desires to submit a proper proposal for inclusion in the proxy materials relating to our next annual meeting of shareholders must do so in writing and it must be received at our principal executive offices by June 30, 2001. You must be a record or beneficial owner entitled to vote at our next annual meeting on your proposal and must continue to own such security entitling you to vote through the date on which the meeting is held.


                                  ANNUAL REPORT

         Our annual report to shareholders concerning our operations during the fiscal year ended March 31, 2000, including audited financial statements for the year then ended, has been distributed to all record holders as of the record date. The annual report is not incorporated in the proxy statement and is not to be considered a part of the soliciting material.


                                 OTHER BUSINESS

         Our management is not aware of any other matters which are to be presented at the meeting, nor have we been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.


                   AVAILABILITY OF ANNUAL REPORT ON FORM 20-F

         UPON WRITTEN REQUEST, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 20-F FOR THE FISCAL YEAR ENDED MARCH 31, 2000, TO EACH SHAREHOLDER OF RECORD OR TO EACH SHAREHOLDER WHO OWNED OUR COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON MARCH 6, 2001. ANY REQUEST BY A SHAREHOLDER FOR OUR ANNUAL REPORT ON FORM 20-F SHOULD BE SENT TO OUR SECRETARY, QUINTALINUX LIMITED, SUITE 1404-1406, DEVON HOUSE, 979 KING'S ROAD, TAIKOO PLACE, ISLAND EAST, HONG KONG.

         The above notice and proxy statement are sent by order of our board of directors.


                                 DAVID C.V. LEE
                                 Chief Executive Officer
March 20, 2001

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           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                               QUINTALINUX LIMITED
                            TO BE HELD APRIL 20, 2001

    The undersigned hereby appoints David C.V. Lee as the lawful agent and Proxy of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Quintalinux Limited held of record by the undersigned as of the close of business on March 6, 2001, at the annual meeting of shareholders to be held on Friday, April 20, 2001, or any adjournment or postponement.

1. ELECTION OF DIRECTORS
   [ ]  FOR all nominees listed below       [ ]  WITHHOLD AUTHORITY
        (except as marked to the                 to vote for all nominees
        contrary below)                          listed below

CHU TAT; PERICK LI WAI HO; DAVID LEE CHAI VE; CHIU WAI CHING; CHAN KIN HANG; FRANK BLEACKLEY; CHEUNG KWOK HO RICHARD; RYOJI SHIKIBA; CHAN SAI KEUNG; SAMUEL YUNG WING KI; FERNANDO MARCHITELLI

(INSTRUCTION: To withhold authority to vote for any nominees, write the nominees' names on the space provided below.)

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2. To approve the establishment of the 2001 stock compensation plan for the benefit of officers, directors, employees and advisors of the Company (the "2001 Stock Compensation Plan Proposal").

            [ ]  FOR                [ ]  AGAINST              [ ]   ABSTAIN

3. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the meeting, or any adjournment or postponement.

           (Continued and to be signed and dated on the other side.)


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    It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS PROPOSED IN ITEM (1) AND IN FAVOR OF ITEM (2).

    The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy or his substitutes may do by virtue hereof.

    [ ] PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE MEETING.

                                          Dated:                          , 2001
                                                --------------------------

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Signature if held jointly


                                          Please sign exactly as name appears
                                          below. When shares are held by joint
                                          tenants, both should sign. When
                                          signing as attorney, executor,
                                          administrator, trustee or guardian,
                                          please give full title as such. If a
                                          corporation, please sign in full
                                          corporate name by President or other
                                          authorized officer. If a partnership,
                                          please sign in partnership name by
                                          authorized person.


               PLEASE, MARK, SIGN, DATE AND RETURN THE PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.